[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                         MFS(R) RESEARCH FUND
                         SEMIANNUAL REPORT o MARCH 31, 2000

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 31)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 24
Trustees and Officers ..................................................... 33

       MFS) ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
Historically, there have been two ways that shareholders in stocks and stock mutual funds could potentially make money: capital gains from share price appreciation and dividend payments. Over the past decade, however, it appears to us that dividends have become less and less relevant as a means of profiting from stock investments. Investors who in the past may have counted on dividend payments from stocks or stock funds as a source of income are sometimes finding their payments are no longer meeting their needs. In the balance of this letter, we'd like to address why that has happened, why this may in some ways be good for investors, and what investors may want to do to adjust to the new reality of shrinking dividends.

A FUNDAMENTAL CHANGE
When a company pays a dividend, it is essentially sharing its profits with stockholders. Until the 1950s, paying a dividend was standard practice for a majority of American companies; dividend payments were virtually required to compensate investors for taking on the risks associated with investing in stocks.

What has happened in the ensuing decades, however, is a fundamental change in the way investors view the stock market. The tremendous popularity of Individual Retirement Accounts and 401(k) retirement plans has introduced a flood of new investors to stocks and stock mutual funds, and a generally rising market through most of the past decade has made the experience a very positive one for many of those shareholders.

As a result, investors appear to be focusing much more on share price and on company earnings -- which we believe are the strongest long-term driver of share prices -- than on dividend payments. Summing up the trend, The New York Times commented on January 4, 2000, that "a growing portion of corporate America appears to be concluding that dividends are no longer needed to attract investors and are therefore an unnecessary cost of doing business. Fewer companies are raising dividends, and more and more major companies do not bother to pay them at all."

BENEFITS FOR INVESTORS
In assessing whether or not this trend is good for investors, it may help to look at what shareholders have traditionally regarded as the benefits of dividends. One benefit was that a dividend payment served as an indication that a company was in good health, because it was generating profits that it could share with its investors. However, there are other ways for a corporation to use its profits that over the long term may benefit shareholders more than a dividend.

As part of the MFS Original Research(R) process that we use in evaluating potential investments, one thing we look for is companies that are investing their profits back in their businesses. Profits can be used to fund additional research, product development, marketing, and other areas that may improve the earnings of a company and potentially result in higher stock prices. Share buybacks are another way we like to see a company reinvest its profits. By buying back its own shares and thus reducing the number of shares outstanding, a company may increase the value of existing shares. Over the long term, we believe such actions may benefit shareholders more than a dividend payment. An additional reason we feel dividends are an inefficient way for a company to use its profits is that dividend payouts are subject to double taxation: once as corporate profits and a second time as ordinary income to shareholders.

POTENTIAL DOWNSIDE PROTECTION
"Downside protection" is a second potential benefit that investors have historically attributed to dividends. The reasoning went that, during a bad market period, a stockholder could at least count on dividend payments to somewhat counteract the effect of declining share prices. We believe, however, that the best long-term protection against market volatility is simply investing in good businesses -- which is why our research is focused on identifying companies with the potential to grow earnings over the long haul, taking down markets in their stride.

And although dividend payments may appear to provide some short-term protection against volatility, over the past decade stock prices in general have risen much faster than dividends, making most dividend payments too small to provide significant protection. In 1999, for example, the average dividend yield of stocks in the Standard & Poor's 500 Composite Index was only 1.21%(1) -- whereas yields had averaged in the 3% - 4% range or greater during the decades of the 1960s, '70s, and '80s.(2)

ALTERNATE INCOME STREAMS
A third benefit of stock dividend payments has traditionally been that they may provide a steady stream of income, allowing an investor to receive money from stock or stock mutual fund investments without selling shares. This benefit has often been used to provide retirement income. Over the past decade, however, many investors have found their dividend checks shrinking while the value of their holdings may have appreciated considerably.

Intuitively, receiving a stream of dividend income without reducing the principal in one's account may seem preferable to selling shares to generate income. But investors should also bear in mind the tax consequences of dividend income. Dividends are federally taxed as ordinary income, whereas profits from selling stock or mutual fund shares held more than one year are taxed at the capital gains rate of 20% -- which for many investors is lower than their ordinary income tax bracket. Many shareholders may find themselves paying lower taxes on profits from share appreciation than on dividend income. Given the current reality of low and declining stock dividends, we would suggest that investors seeking an income stream from their equity portfolio talk with their investment professionals about alternate payout methods. Two possible strategies are systematic withdrawals and bond investing.

With a systematic withdrawal, an investor's account is set up to sell shares in order to pay out a fixed amount on a regular schedule. The advantage of this approach is that the payout amount is always the same, regardless of market fluctuations or variations in dividends paid by the holdings in the account. In a period when the market is rising, share price appreciation may in fact compensate for some selling of holdings. Of course, the disadvantage of a systematic withdrawal is that, depending on the payout amount, the principal balance in the account will most likely shrink as shares are sold. At some point an investor can potentially run out of money.

For investors who feel more comfortable not drawing down their account principal, bond funds may present an attractive alternative for providing an income stream. High-yield bond funds, in particular, may offer the potential for higher dividend yields than many stock funds are offering today. A disadvantage is that, historically, bond funds have not tended to offer as much potential for long-term share price appreciation as have stock funds. Investors should also understand that, although investments in lower-rated securities such as high-yield bonds may provide greater returns, they are also associated with greater than average risk.(3) We suggest that investors work with their investment professionals to determine whether a bond fund or systematic withdrawal plan may meet their needs within their expected time frame.

As with most major changes in the financial markets, the overall decline in stock dividend payments presents a combination of challenges and potential benefits for investors. We feel that most investors will be best served by working with their investment professionals to continually monitor such changes in the financial markets, as well as changes in their own situations, and adjusting their portfolios accordingly. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

          Respectfully,

      /s/ Jeffrey L. Shames
          Jeffrey L. Shames
          Chairman and Chief Executive Officer
          MFS Investment Management(R)

          April 18, 2000

------------
(1)Source: Standard & Poor's. The Standard & Poor's 500 Composite Index (the S&P 500) is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index.
(2)Source: FactSet Research. The dividend yield of a stock is calculated by dividing the dividend per share by the current market price per share.
(3)These risks may increase share price volatility. Please see a prospectus for details.

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Alec C. Murray]
    Alec C. Murray

For the six months ended March 31, 2000, Class A shares of the Fund provided a total return of 32.62%, Class B shares 32.17%, Class C shares 32.14%, and Class I shares 32.82%. These returns, which include the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 17.50% return over the same period for the Fund's benchmark the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 21.66%.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE DURING THE PERIOD?

A. Favorable stock selection, including significant exposure to technology and telecommunications stocks, helped the Fund outperform its benchmark and its Lipper peer group. Our bottom-up research approach resulted in significant exposure to companies such as Cisco, LSI Logic, Sun Microsystems, Analog Devices, Nortel Networks, Oracle, and EMC. The dominant industry positions and innovative product lines of these companies allowed them to capitalize on the dramatic growth of the Internet and strong demand for new technologies. As a result, each of these companies produced consistently strong earnings and profit gains that translated into impressive stock performance during the period.

Q. ARE YOU CONCERNED ABOUT THE HIGH VALUATIONS OF MANY TECHNOLOGY AND COMMUNICATIONS STOCKS?

A. Yes. Despite the recent volatility and weakness in technology stocks, valuations remain high. Although the Fund has recently reduced its exposure to technology in response to some price concerns, it remains overweighted versus the S&P 500. The reason is that our technology analysts believe that the projected growth rates for many of the companies we hold in the portfolio are accelerating. Therefore, despite some historically high valuations, we continue to own significant positions in technology and telecommunications. More specifically, we're focused on semiconductor producers, telecom equipment manufacturers, computer network developers, and software companies.

Q. ARE YOU FINDING ATTRACTIVE OPPORTUNITIES OUTSIDE TECHNOLOGY AND TELECOMMUNICATIONS?

A. The S&P 500 significantly underperformed the technology-laden NASDAQ Composite Index (a widely used measure of over-the-counter common stock performance) during the first quarter of 2000, which gave our analysts an opportunity to buy stocks in nontechnology industries at attractive prices. Specifically, we added to the portfolio's positions in pharmaceutical and energy stocks when those stocks reached historically low valuations relative to the average stock in the S&P 500. Pharmaceutical companies such as Bristol-Myers Squibb and Pharmacia & Upjohn are now top positions in the Fund. On the energy side, the large integrated oil companies, such as Exxon Mobil and BP Amoco, have not performed well during the past six months, despite the dramatic increase in oil prices. We believe the outlook for accelerating earnings growth for these companies is favorable; therefore, we have taken advantage of their price weakness during the period to increase our exposure to these stocks.

Q. UNTIL VERY RECENTLY, THE MARKET HAS NOT BEEN KIND TO FINANCIAL SERVICES STOCKS. WHAT'S YOUR OUTLOOK FOR THIS SECTOR?

A. We believe financial services stocks currently are exhibiting two favorable characteristics: strong growth potential and depressed valuations. Our research indicates that many of these financial services stocks may be poised to produce consistent earnings growth, which could translate into stronger stock performance. In addition, we believe the strong franchises, dominant industry positions, and compelling long-term growth prospects of companies such as Citigroup and Merrill Lynch should benefit their stock performance.

Q. HOW HAS INCREASED MARKET VOLATILITY AFFECTED THE STRATEGY OF THE FUND?

A. It hasn't significantly affected our strategy; however, we believe the tremendous volatility we've experienced could create opportunities for long-term investors who do their homework. The objective of the portfolio is to outperform the S&P 500 over the long term by owning the best ideas of our research analysts. In our view, many investors have been selling stocks regardless of their long-term growth and profit prospects. As a result, our analysts have often been able to increase our positions in companies that we believe exhibit strong business fundamentals and compelling long-term growth potential. The result is a diversified portfolio that we believe will serve our shareholders well over time.

Q. WHAT'S YOUR INVESTMENT STRATEGY FOR THE PORTFOLIO IN THE COMING MONTHS?

A. Although investors have recently started to gain more confidence in the depressed stocks outside the technology and telecommunications sectors, it is difficult to predict whether these stocks can produce a sustained upturn. On the other hand, we don't believe this extremely narrow market strength can last forever. In this uncertain and volatile market environment, we believe it is best to position the portfolio to benefit from the long-term growth potential of technology companies while at the same time taking advantage of favorable long-term prospects for what we see as attractively valued stocks in the financial services, energy, and health care sectors.

/s/ Alec C. Murray
    Alec C. Murray
    Associate Director of Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Murray.

The opinions expressed in this report are those of the Associate Director of Equity Research and are current only through the end of the period of the report as stated on the cover. His views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:               SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   OCTOBER 13, 1971

CLASS INCEPTION:         CLASS A  OCTOBER 13, 1971
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  JANUARY 3, 1994
                         CLASS I   JANUARY 2, 1997

SIZE:                    $8.2 BILLION NET ASSETS AS OF MARCH 31, 2000

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH MARCH 31, 2000

CLASS A
                                                      6 Months       1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +32.62%      +32.88%      +105.61%      +219.75%      +486.88%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +32.88%      + 27.16%      + 26.17%      + 19.36%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +25.24%      + 24.67%      + 24.69%      + 18.65%
---------------------------------------------------------------------------------------------------------------------

CLASS B
                                                      6 Months       1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +32.17%      +32.01%      +101.60%      +209.13%      +460.79%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +32.01%      + 26.33%      + 25.32%      + 18.82%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +28.01%      + 25.70%      + 25.16%      + 18.82%
---------------------------------------------------------------------------------------------------------------------

CLASS C
                                                      6 Months       1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +32.14%      +32.04%      +101.64%      +209.58%      +462.44%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +32.04%      + 26.34%      + 25.36%      + 18.85%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       --         +31.04%      + 26.34%      + 25.36%      + 18.85%
---------------------------------------------------------------------------------------------------------------------

CLASS I
                                                      6 Months       1 Year       3 Years       5 Years      10 Years
---------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         +32.82%      +33.33%      +107.76%      +223.46%      +493.69%
---------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       --         +33.33%      + 27.60%      + 26.46%      + 19.50%
---------------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the Fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2000

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                              38.1%
UTILITIES & COMMUNICATIONS              10.4%
FINANCIAL SERVICES                       9.9%
ENERGY                                   8.7%
HEALTH CARE                              7.3%

TOP 10 STOCK HOLDINGS

CISCO SYSTEMS, INC.  4.1%                    SUN MICROSYSTEMS, INC.  2.7%
Computer network developer                   Computer systems company

MICROSOFT CORP.  3.6%                        GENERAL ELECTRIC CO.  2.6%
Computer software and systems company        Diversified manufacturing and
                                             financial services conglomerate
LSI LOGIC CORP.  3.4%
Semiconductor company                        BRISTOL-MYERS SQUIBB CO.  2.1%
                                             Pharmaceutical products company
ANALOG DEVICES, INC.  3.3%
Semiconductor company                        NORTEL NETWORKS CORP.  2.0%
                                             Designer and developer of data
TYCO INTERNATIONAL LTD.  2.8%                 and telephony networks
Security systems, packaging, and
electronic equipment conglomerate            BP AMOCO PLC, ADR  2.0%
                                             British oil and petrochemical
                                             company

This portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2000

Stocks - 99.0%
------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
------------------------------------------------------------------------------
U.S. Stocks - 91.8%
  Aerospace - 1.1%
    General Dynamics Corp.                             901,100  $   44,829,725
    United Technologies Corp.                          711,700      44,970,544
                                                                --------------
                                                                $   89,800,269
------------------------------------------------------------------------------
  Banks and Credit Companies - 2.2%
    Bank of America Corp.                              742,600  $   38,940,087
    Capital One Financial Corp.                        755,200      36,202,400
    Chase Manhattan Corp.                              740,308      64,545,604
    Providian Financial Corp.                          486,600      42,151,725
                                                                --------------
                                                                $  181,839,816
------------------------------------------------------------------------------
  Business Machines - 4.7%
    Hewlett-Packard Co.                                321,000  $   42,552,563
    International Business Machines Corp.              619,700      73,124,600
    Seagate Technology, Inc.*                          884,300      53,279,075
    Sun Microsystems, Inc.*                          2,345,100     219,743,198
                                                                --------------
                                                                $  388,699,436
------------------------------------------------------------------------------
  Business Services - 2.1%
    Automatic Data Processing, Inc.                  1,443,100  $   69,629,575
    Bea Systems, Inc.*                                 111,500       8,181,313
    Computer Sciences Corp.*                           705,500      55,822,687
    Digimarc Corp.*                                     66,720       2,935,680
    Fiserv, Inc.*                                      981,900      36,514,406
                                                                --------------
                                                                $  173,083,661
------------------------------------------------------------------------------
  Cellular Telephones - 1.5%
    Sprint Corp. (PCS Group)*                        1,892,400  $  123,597,375
------------------------------------------------------------------------------
  Chemicals - 0.3%
    Cambrex Corp.                                      527,200  $   22,933,200
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.3%
    Dell Computer Corp.*                               491,300  $   26,499,494
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.1%
    America Online, Inc.*                              634,700  $   42,683,575
    Microsoft Corp.*                                 2,742,500     291,390,625
                                                                --------------
                                                                $  334,074,200
------------------------------------------------------------------------------
  Computer Software - Services - 1.6%
    EMC Corp.*                                       1,088,800  $  136,100,000
------------------------------------------------------------------------------
  Computer Software - Systems - 4.4%
    BMC Software, Inc.*                                786,900  $   38,853,187
    Citrix Systems, Inc.*                              297,940      19,738,525
    Computer Associates International, Inc.            939,675      55,617,014
    I2 Technologies, Inc.*                             132,700      16,205,988
    Liberate Technologies*                             302,100      18,956,775
    Oracle Corp.*                                    1,522,560     118,854,840
    Rational Software Corp.*                           189,700      14,512,050
    Siebel Systems, Inc.*                              106,200      12,684,263
    VERITAS Software Corp.*                            483,573      63,348,063
                                                                --------------
                                                                $  358,770,705
------------------------------------------------------------------------------
  Conglomerates - 2.8%
    Tyco International Ltd.                          4,560,248  $  227,442,369
------------------------------------------------------------------------------
  Consumer Goods and Services - 2.4%
    Clorox Co.                                       1,119,000  $   36,367,500
    Colgate-Palmolive Co.                            1,080,500      60,913,187
    Monsanto Co.                                     1,134,500      58,426,750
    Procter & Gamble Co.                               698,400      39,285,000
                                                                --------------
                                                                $  194,992,437
------------------------------------------------------------------------------
  Containers - 0.2%
    Owens Illinois, Inc.*                              997,700  $   16,836,188
------------------------------------------------------------------------------
  Electrical Equipment - 2.6%
    General Electric Co.                             1,368,200  $  212,327,537
------------------------------------------------------------------------------
  Electronics - 10.5%
    Analog Devices, Inc.*                            3,328,798  $  268,176,289
    DII Group, Inc.*                                   281,800      31,861,013
    E Tek Dynamics, Inc.*                              103,200      24,277,800
    Fairchild Semiconductor International Co.*         545,800      19,921,700
    Flextronics International Ltd.*                    664,700      46,819,806
    Intel Corp.                                        408,900      53,949,244
    LSI Logic Corp.*                                 3,829,400     278,110,175
    Micron Technology, Inc.*                           412,000      51,912,000
    Novellus Systems, Inc.*                            815,500      45,769,937
    SCI Systems, Inc.*                                 310,000      16,681,875
    Solectron Corp.*                                   655,700      26,268,981
                                                                --------------
                                                                $  863,748,820
------------------------------------------------------------------------------
  Energy - 0.2%
    Devon Energy Corp.                                 304,600  $   14,792,138
------------------------------------------------------------------------------
  Entertainment - 3.1%
    Carnival Corp.                                   1,366,300  $   33,901,319
    CBS Corp.*                                         811,900      45,973,837
    Infinity Broadcasting Corp., "A"*                1,719,875      55,680,953
    Macromedia, Inc.*                                  336,300      30,372,094
    Time Warner, Inc.                                  894,708      89,470,800
                                                                --------------
                                                                $  255,399,003
------------------------------------------------------------------------------
  Financial Institutions - 4.1%
    Associates First Capital Corp., "A"              2,495,246  $   53,491,836
    Citigroup, Inc.                                  1,487,950      88,254,034
    Federal Home Loan Mortgage Corp.                   971,500      42,928,156
    Lehman Brothers Holdings, Inc.                     210,200      20,389,400
    Merrill Lynch & Co., Inc.                          821,800      86,289,000
    Morgan Stanley Dean Witter & Co.                   517,800      42,233,063
    State Street Corp.                                  27,900       2,702,813
                                                                --------------
                                                                $  336,288,302
------------------------------------------------------------------------------
  Financial Services - 0.5%
    AXA Financial, Inc.                              1,267,900  $   45,485,913
------------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Anheuser-Busch Cos., Inc.                        1,050,800  $   65,412,300
    Quaker Oats Co.                                    727,400      44,098,625
                                                                --------------
                                                                $  109,510,925
------------------------------------------------------------------------------
  Forest and Paper Products - 0.7%
    Bowater, Inc.                                      489,800  $   26,143,075
    Weyerhaeuser Co.                                   507,400      28,921,800
                                                                --------------
                                                                $   55,064,875
------------------------------------------------------------------------------
  Insurance - 2.6%
    American International Group, Inc.                 694,650  $   76,064,175
    Hartford Financial Services Group, Inc.            820,900      43,302,475
    Marsh & McLennan Cos., Inc.                        303,500      33,479,844
    ReliaStar Financial Corp.                          773,563      26,204,446
    Travelers Property Casualty Corp.                  951,500      39,249,375
                                                                --------------
                                                                $  218,300,315
------------------------------------------------------------------------------
  Internet - 0.8%
    FreeMarkets, Inc.*                                   2,830  $      342,430
    InterWorld Corp.*                                   74,900       4,231,850
    Selectica, Inc.*                                    69,250       6,111,312
    VeriSign, Inc.*                                    399,540      59,731,230
                                                                --------------
                                                                $   70,416,822
------------------------------------------------------------------------------
  Machinery - 1.1%
    Deere & Co., Inc.                                1,222,400  $   46,451,200
    Ingersoll Rand Co.                                 919,400      40,683,450
                                                                --------------
                                                                $   87,134,650
------------------------------------------------------------------------------
  Medical and Health Products - 5.7%
    American Home Products Corp.                     1,385,300  $   74,286,712
    Bausch & Lomb, Inc.                                573,600      29,934,750
    Bristol-Myers Squibb Co.                         2,920,300     168,647,325
    Pharmacia & Upjohn, Inc.                         2,055,300     121,776,525
    Warner-Lambert Co.                                 738,900      72,042,750
                                                                --------------
                                                                $  466,688,062
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.2%
    Biogen, Inc.*                                      250,500  $   17,503,687
    Medtronic, Inc.                                  1,568,000      80,654,000
                                                                --------------
                                                                $   98,157,687
------------------------------------------------------------------------------
  Oil Services - 1.7%
    BJ Services Co.*                                   329,600  $   24,349,200
    Cooper Cameron Corp.*                              449,700      30,073,687
    Global Marine, Inc.*                               821,900      20,855,713
    Halliburton Co.                                    495,700      20,323,700
    Noble Drilling Corp.*                            1,072,200      44,429,287
                                                                --------------
                                                                $  140,031,587
------------------------------------------------------------------------------
  Oils - 4.1%
    Atlantic Richfield Co.                             252,200  $   21,437,000
    Conoco, Inc.                                     3,744,400      95,950,250
    EOG Resources, Inc.                              1,087,600      23,043,525
    Exxon Mobil Corp.                                1,697,169     132,060,963
    Transocean Sedco Forex, Inc.*                    1,306,000      67,014,125
                                                                --------------
                                                                $  339,505,863
------------------------------------------------------------------------------
  Printing and Publishing - 0.5%
    Tribune Co.                                      1,208,200  $   44,174,813
------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    Cendant Corp.*                                     303,400  $    5,612,900
------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    SPX Corp.*                                         229,800  $   26,182,838
------------------------------------------------------------------------------
  Stores - 4.7%
    Costco Wholesale Corp.*                            768,700  $   40,404,794
    CVS Corp.                                        3,740,900     140,517,556
    Gap, Inc.                                          392,600      19,556,388
    Office Depot, Inc.*                              3,757,750      43,448,984
    Tandy Corp.                                      1,027,300      52,135,475
    TJX Cos., Inc.                                   1,159,200      25,719,750
    Wal-Mart Stores, Inc.                            1,115,200      61,893,600
                                                                --------------
                                                                $  383,676,547
------------------------------------------------------------------------------
  Supermarkets - 1.7%
    Safeway, Inc.*                                   3,071,300  $  138,976,325
------------------------------------------------------------------------------
  Telecommunications - 15.3%
    Ancor Communications, Inc.*                        218,300  $    8,977,588
    Bell Atlantic Corp.                                744,300      45,495,337
    CIENA Corp.*                                       521,600      65,786,800
    Cisco Systems, Inc.*                             4,355,100     336,703,669
    Corning, Inc.                                      618,911     120,068,734
    GTE Corp.                                          304,200      21,598,200
    Intermedia Communications, Inc.*                   180,500       8,720,406
    JDS Uniphase Corp.*                                236,000      28,452,750
    Level 3 Communications, Inc.*                      134,200      14,191,650
    MCI WorldCom, Inc.*                              2,199,611      99,669,873
    Metromedia Fiber Network, Inc., "A"*               272,700      26,383,725
    Motorola, Inc.                                     852,310     121,347,636
    Nortel Networks Corp.                            1,273,700     160,486,200
    Qwest Communications International, Inc.*        1,307,000      63,389,500
    Sprint Corp.                                     1,530,726      96,435,738
    Time Warner Telecom, Inc.*                          67,700       5,382,150
    Williams Communications Group, Inc.*               557,900      28,906,194
    Winstar Communications, Inc.*                      138,900       8,334,000
                                                                --------------
                                                                $1,260,330,150
------------------------------------------------------------------------------
  Telecommunications and Cable - 0.6%
    Comcast Corp., "A"*                              1,088,900  $   47,231,038
------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    AES Corp.*                                         367,200  $   28,917,000
------------------------------------------------------------------------------
  Utilities - Gas - 0.4%
    Williams Cos., Inc.                                725,700  $   31,885,444
------------------------------------------------------------------------------
Total U.S. Stocks                                               $7,554,508,704
------------------------------------------------------------------------------
Foreign Stocks - 7.2%
  Bermuda - 1.1%
    FLAG Telecom Holdings Ltd.
      (Telecommunications)*                            808,790  $   18,298,874
    Global Crossing Ltd. (Telecommunications)*       1,701,800      69,667,437
                                                                --------------
                                                                $   87,966,311
------------------------------------------------------------------------------
  France - 0.7%
    Business Objects S.A., ADR
      (Computer Software - Systems)*                    64,000  $    6,368,000
    Total S.A., "B" (Oils)                             361,300      54,123,378
                                                                --------------
                                                                $   60,491,378
------------------------------------------------------------------------------
  Ireland - 0.5%
    Bank of Ireland (Banks and Credit Cos.)*         2,873,560  $   20,629,282
    Trintech Group PLC, ADR (Computer
      Software - Products)*                            452,800      17,659,200
                                                                --------------
                                                                $   38,288,482
------------------------------------------------------------------------------
  Japan - 0.9%
    Hitachi Ltd. (Electronics)                       1,473,000  $   17,494,028
    Nippon Telegraph & Telephone Co.
      (Utilities - Telephone)                            3,549      56,360,776
                                                                --------------
                                                                $   73,854,804
------------------------------------------------------------------------------
  Netherlands - 0.5%
    KPN N.V. (Telecommunications)*                     372,500  $   42,662,035
------------------------------------------------------------------------------
  United Kingdom - 3.5%
    BP Amoco PLC, ADR (Oils)                         2,996,050  $  158,977,903
    British Aerospace PLC (Aerospace)*               6,896,874      38,419,700
    Vodafone AirTouch PLC
      (Telecommunications)*                         10,595,933      59,025,664
    Zeneca Group PLC (Medical and
      Health Products)                                 760,400      30,498,345
                                                                --------------
                                                                $  286,921,612
------------------------------------------------------------------------------
Total Foreign Stocks                                            $  590,184,622
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $5,607,181,337)                  $8,144,693,326
------------------------------------------------------------------------------

Short-Term Obligations - 0.3%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
------------------------------------------------------------------------------
    Associates Corp. of North America,
      due 4/03/00                                  $     6,100  $    6,097,889
    Federal Home Loan Mortgage Corp.,
      due 4/18/00                                       14,900      14,858,346
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                 $   20,956,235
------------------------------------------------------------------------------
Total Investments (Identified Cost, $5,628,137,572)             $8,165,649,561
Other Assets, Less Liabilities - 0.7%                               60,951,763
------------------------------------------------------------------------------
Net Assets - 100.0%                                             $8,226,601,324
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-----------------------------------------------------------------------------
MARCH 31, 2000
-----------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $5,628,137,572)    $8,165,649,561
  Investments of cash collateral for securities loaned,
    at value (identified cost, $567,185,515)                    567,185,515
  Cash                                                               86,831
  Foreign currency, at value (identified cost, $11,642)              12,405
  Receivable for Fund shares sold                                78,362,168
  Receivable for investments sold                               176,133,831
  Dividends and interest receivable                               4,174,996
  Other assets                                                       66,587
                                                             --------------
    Total assets                                             $8,991,671,894
                                                             --------------
Liabilities:
  Payable for Fund shares reacquired                         $   80,267,321
  Payable for investments purchased                             114,351,341
  Collateral for securities loaned, at value                    567,185,515
  Net payable for forward foreign currency exchange
     contracts to sell                                            2,221,190
  Payable to affiliates -
    Management fee                                                   95,556
    Shareholder servicing agent fee                                  22,222
    Distribution and service fee                                    154,534
    Administrative fee                                                1,884
  Accrued expenses and other liabilities                            771,007
                                                             --------------
      Total liabilities                                      $  765,070,570
                                                             --------------
Net assets                                                   $8,226,601,324
                                                             ==============

Net assets consist of:
  Paid-in capital                                            $4,898,327,334
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies           2,535,208,257
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               809,433,432
  Accumulated net investment loss                               (16,367,699)
                                                             --------------
      Total                                                  $8,226,601,324
                                                             ==============
Shares of beneficial interest outstanding                     267,204,155
                                                              ===========

Class A shares:
  Net asset value per share
    (net assets of $3,819,593,981 / 121,465,183 shares of
     beneficial interest outstanding)                           $31.45
                                                                ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                           $33.37
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $3,492,154,772 / 115,528,453 shares of
     beneficial interest outstanding)                           $30.23
                                                                ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $892,515,265 / 29,506,926 shares of
     beneficial interest outstanding)                           $30.25
                                                                ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $22,337,306 / 703,593 shares of
     beneficial interest outstanding)                           $31.75
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2000
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                  $   26,526,360
    Interest                                                        5,131,965
    Foreign taxes withheld                                           (206,430)
                                                               --------------
      Total investment income                                  $   31,451,895
                                                               --------------
  Expenses -
    Management fee                                             $   15,925,860
    Trustees' compensation                                             51,459
    Shareholder servicing agent fee                                 3,703,688
    Distribution and service fee (Class A)                          6,062,371
    Distribution and service fee (Class B)                         15,638,072
    Distribution and service fee (Class C)                          3,970,745
    Administrative fee                                                136,357
    Custodian fee                                                   1,038,983
    Printing                                                          112,785
    Postage                                                           355,664
    Auditing fees                                                      16,396
    Legal fees                                                          2,491
    Miscellaneous                                                   1,110,487
                                                               --------------
      Total expenses                                           $   48,125,358
    Fees paid indirectly                                             (727,762)
                                                               --------------
      Net expenses                                             $   47,397,596
                                                               --------------
        Net investment loss                                    $  (15,945,701)
                                                               --------------
Realized and unrealized gain (loss) on investments:
    Realized gain (identified cost basis) -
      Investment transactions                                  $  771,279,060
      Foreign currency transactions                                 2,216,318
                                                               --------------
        Net realized gain on investments and foreign
          currency transactions                                $  773,495,378
                                                               --------------
    Change in unrealized appreciation (depreciation) -
      Investments                                              $1,321,170,424
      Translation of assets and liabilities in foreign
        currencies                                                 (2,330,632)
                                                               --------------
        Net unrealized gain on investments and
          foreign currency translation                         $1,318,839,792
                                                               --------------
          Net realized and unrealized gain on investments
            and foreign currency                               $2,092,335,170
                                                               --------------
            Increase in net assets from operations             $2,076,389,469
                                                               ==============

See notes to financial statements.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                    YEAR ENDED
                                                              MARCH 31, 2000            SEPTEMBER 30, 1999
                                                                 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $  (15,945,701)              $   (26,448,311)
  Net realized gain on investments and foreign currency
    transactions                                                 773,495,378                   631,686,519
  Net unrealized gain on investments and foreign
    currency translation                                       1,318,839,792                   698,181,105
                                                              --------------               ---------------
    Increase in net assets from operations                    $2,076,389,469               $ 1,303,419,313
                                                              --------------               ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $ (249,638,542)              $  (116,922,157)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (235,896,495)                 (103,235,324)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (59,513,382)                  (25,969,746)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (1,548,492)                     (767,888)
                                                              --------------               ---------------
      Total distributions declared to shareholders            $ (546,596,911)              $  (246,895,115)
                                                              --------------               ---------------
Net increase in net assets from Fund share transactions       $  162,007,191               $    47,785,574
                                                              --------------               ---------------
      Total increase in net assets                            $1,691,799,749               $ 1,104,309,772

Net assets:
  At beginning of period                                       6,534,801,575                 5,430,491,803
                                                              --------------               ---------------
At end of period (including accumulated net investment
loss of $16,367,699 and $421,998, respectively)               $8,226,601,324               $ 6,534,801,575
                                                              ==============               ===============

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                       SIX MONTHS ENDED           -------------------------------------------------------------------------------
                         MARCH 31, 2000                1999              1998              1997            1996            1995
                            (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
beginning of period              $25.58              $21.45            $22.69            $18.53          $15.61          $12.59
                                 ------              ------            ------            ------          ------          ------
Income (loss) from
investment operations# -
  Net investment income
    (loss)(S)                    $(0.01)             $(0.02)           $ 0.05            $ 0.04          $ 0.06          $ 0.08
  Net realized and
    unrealized gain
    (loss) on
    investments and
    foreign currency               8.02                5.10             (0.30)             5.07            3.88            2.99
                                 ------              ------            ------            ------          ------          ------
      Total from
        investment
        operations               $ 8.01              $ 5.08            $(0.25)           $ 5.11          $ 3.94          $ 3.07
                                 ------              ------            ------            ------          ------          ------
Less distributions
  declared to
  shareholders -
  From net investment income     $ --                $ --              $ --              $(0.01)         $(0.05)         $(0.02)
  From net realized gain
    on investments and
    foreign currency
    transactions                  (2.14)              (0.95)            (0.99)            (0.92)          (0.97)          (0.03)
  In excess of net
    investment income              --                  --                --               (0.02)           --              --
                                 ------              ------            ------            ------          ------          ------
      Total
        distributions
        declared to
        shareholders             $(2.14)             $(0.95)           $(0.99)           $(0.95)         $(1.02)         $(0.05)
                                 ------              ------            ------            ------          ------          ------
Net asset value - end of
  period                         $31.45              $25.58            $21.45            $22.69          $18.53          $15.61
                                 ======              ======            ======            ======          ======          ======
Total return(+)                   32.62%++            24.09%            (0.89)%           28.72%          26.54%          24.49%
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                       0.96%+              0.98%             0.91%             0.96%           0.91%           0.95%
  Net investment income
(loss)                            (0.09)%+            (0.06)%            0.23%             0.18%           0.36%           0.58%
Portfolio turnover                   57%                 93%               81%               79%             81%             94%
Net assets at end of
  period (000 Omitted)       $3,819,594          $3,061,563        $2,611,866        $2,201,849        $972,353        $507,784

 (S)The distributor did not impose a portion of its distribution fee for the period indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

 Net investment income                                                                                                   $ 0.07
    Ratios (to average net assets):
      Expenses##                                                                                                           1.05%
      Net investment income                                                                                                0.48%
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                                SIX MONTHS ENDED   ---------------------------------------------------------
                                                  MARCH 31, 2000         1999         1998        1997        1996      1995
                                                     (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                          CLASS B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $    24.74    $    20.90   $    22.16   $    18.19   $  15.40   $  12.50
                                                     ----------    ----------   ----------   ----------   --------   --------

Income (loss) from investment operations# -
  Net investment loss                                $    (0.10)   $    (0.18)  $    (0.10)  $    (0.10)  $  (0.06)  $  (0.03)
  Net realized and unrealized gain (loss)
    on investments and foreign currency                    7.73          4.97        (0.28)        4.97       3.82       2.96
                                                     ----------    ----------   ----------   ----------   --------   --------

      Total from investment operations               $     7.63    $     4.79   $    (0.38)  $     4.87   $   3.76   $   2.93
                                                     ----------    ----------   ----------   ----------   --------   --------

Less distributions declared to shareholders -
  From net investment income                         $     --      $     --     $     --     $     --     $   --     $  (0.00)+++
  From net realized gain on investments and
    foreign currency transactions                         (2.14)        (0.95)       (0.88)       (0.90)     (0.97)     (0.03)
                                                     ----------    ----------   ----------   ----------   --------   --------

      Total distributions declared to shareholders   $    (2.14)   $    (0.95)  $    (0.88)  $    (0.90)  $  (0.97)  $  (0.03)
                                                     ----------    ----------   ----------   ----------   --------   --------
Net asset value - end of period                      $    30.23    $    24.74   $    20.90   $    22.16   $  18.19   $  15.40
                                                     ==========    ==========   ==========   ==========   ========   ========
Total return                                              32.17%++      23.31%       (1.54)%      27.88%     25.59%     23.55%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.61%+        1.63%        1.56%        1.63%      1.66%      1.78%
  Net investment loss                                     (0.74)%+      (0.71)%      (0.42)%      (0.49)%    (0.37)%    (0.21)%
Portfolio turnover                                           57%           93%          81%          79%        81%        94%
Net assets at end of period (000 Omitted)            $3,492,155    $2,753,935   $2,237,570   $1,860,130   $680,456   $178,117

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED SEPTEMBER 30,

                                        SIX MONTHS ENDED      -----------------------------------------------------------------
                                          MARCH 31, 2000          1999           1998         1997          1996           1995
                                             (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                      CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $  24.75       $  20.92     $   22.17     $  18.22       $  15.42       $ 12.51
                                                --------       --------     ---------     --------       --------       -------
Income (loss) from investment operations# -
  Net investment loss                           $  (0.10)      $  (0.18)    $   (0.10)    $  (0.09)      $  (0.06)      $ (0.02)
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                            7.74           4.96         (0.27)        4.96           3.83          2.96
                                                --------       --------     ---------     --------       --------       -------
      Total from investment operations          $   7.64       $   4.78     $   (0.37)    $   4.87       $   3.77       $  2.94
                                                --------       --------     ---------     --------       --------       -------
Less distributions declared to shareholders -
  From net investment income                    $   --         $   --       $    --       $  (0.00)+++   $--            $  --
  From net realized gain on
    investments and foreign
    currency transactions                          (2.14)         (0.95)        (0.88)       (0.92)         (0.97)        (0.03)
  In excess of net investment income                  --            --           --          (0.00)+++      (0.00)+++      --
                                                --------       --------     ---------     --------       --------       -------
      Total distributions
        declared to shareholders                $  (2.14)      $  (0.95)    $  (0.88)     $  (0.92)      $  (0.97)      $ (0.03)
                                                --------       --------     ---------     --------       --------       -------
Net asset value - end of period                 $  30.25       $  24.75     $   20.92     $  22.17       $  18.22       $ 15.42
                                                ========       ========     =========     ========       ========       =======
Total return                                       32.14%++       23.35%        (1.51)%      27.87%         25.67%        23.58%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                        1.61%+         1.63%         1.56%        1.62%          1.67%         1.71%
  Net investment loss                              (0.74)%+       (0.71)%       (0.42)%      (0.47)%        (0.38)%       (0.15)%
Portfolio turnover                                    57%            93%           81%          79%            81%           94%
Net assets at end of period (000 Omitted)       $892,515       $699,816     $ 563,505     $459,809       $136,032       $25,737

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED SEPTEMBER 30,

                                                  SIX MONTHS ENDED           -----------------------------------------------
                                                    MARCH 31, 2000                  1999               1998            1997*
                                                       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                     CLASS I
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                       $25.77                $21.52             $22.75           $18.34
                                                            ------                ------             ------           ------
Income (loss) from investment operations# -
  Net investment income                                     $ 0.04                $ 0.07             $ 0.13           $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          8.08                  5.13              (0.31)            4.34
                                                            ------                ------             ------           ------
      Total from investment operations                      $ 8.12                $ 5.20             $(0.18)          $ 4.41
                                                            ------                ------             ------           ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                              $(2.14)               $(0.95)            $(1.05)          $ --
                                                            ------                ------             ------           ------
Net asset value - end of period                             $31.75                $25.77             $21.52           $22.75
                                                            ======                ======             ======           ======
Total return                                                 32.82%++              24.59%             (0.55)%          24.05%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                  0.61%+                0.63%              0.56%            0.63%+
  Net investment income                                       0.26%+                0.29%              0.57%            0.51%+
Portfolio turnover                                              57%                   93%                81%              79%
Net assets at end of period (000 Omitted)                  $22,337               $19,488            $17,551          $19,400

 * For the period from the inception of Class I, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Research Fund (the Fund) is a diversified series of MFS Series Trust V (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Effective July 24, 1999, under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the Fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the Fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At March 31, 2000, the value of securities loaned was $550,314,829. These loans were collateralized by U.S. Treasury securities of $2,586 and cash of $567,185,515 which was invested in the following short-term obligation:

                                                                    AMORTIZED
                                                    SHARES     COST AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   567,185,515       $567,185,515

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. During the period, the Fund's custodian fees were reduced by $373,441 under this arrangement. The Fund has entered into a directed brokerage agreement, under which the broker will credit the Fund a portion of the commissions generated, to offset certain expenses of the Fund. For the period, the Fund's custodian fees were reduced by $354,321 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $8,714 for the six months ended March 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $368,544 for the six months ended March 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $223,184 for the six months ended March 31, 2000. Fees incurred under the distribution plan during the six months ended March 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $39,809 and $8,268 for Class B and Class C shares, respectively, for the six months ended March 31, 2000. Fees incurred under the distribution plan during the six months ended March 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2000, were $34,502, $2,108,277, and $51,371 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $4,072,938,560 and $4,256,490,849, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $5,628,137,572
                                                               --------------
Gross unrealized appreciation                                  $2,734,803,453
Gross unrealized depreciation                                    (197,291,464)
                                                               --------------
    Net unrealized appreciation                                $2,537,511,989
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      SIX MONTHS ENDED MARCH 31, 2000         YEAR ENDED SEPTEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                             83,070,477    $ 2,346,749,893        129,694,128    $ 3,288,673,034
Shares issued to shareholders in
  reinvestment of distributions          8,095,936        219,346,033          4,369,992        102,711,201
Shares reacquired                      (89,377,112)    (2,538,974,840)      (136,162,282)    (3,464,307,738)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)              1,789,301    $    27,121,086         (2,098,162)   $   (72,923,503)
                                   ===============    ===============    ===============    ===============

Class B Shares
                                      SIX MONTHS ENDED MARCH 31, 2000         YEAR ENDED SEPTEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              9,253,144    $   251,989,543         23,402,859    $   566,979,055
Shares issued to shareholders in
  reinvestment of distributions          7,499,579        195,663,523          3,755,718         85,672,274
Shares reacquired                      (12,539,023)      (342,559,628)       (22,892,519)      (560,012,591)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                         4,213,700    $   105,093,438          4,266,058    $    92,638,738
                                   ===============    ===============    ===============    ===============

Class C Shares
                                      SIX MONTHS ENDED MARCH 31, 2000         YEAR ENDED SEPTEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              5,223,867    $   142,478,333         10,513,546    $   257,451,695
Shares issued to shareholders in
  reinvestment of distributions          1,621,911         42,347,981            769,872         17,576,582
Shares reacquired                       (5,609,589)      (153,418,043)        (9,954,748)      (245,373,049)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                         1,236,189    $    31,408,271          1,328,670    $    29,655,228
                                   ===============    ===============    ===============    ===============

Class I Shares
                                      SIX MONTHS ENDED MARCH 31, 2000         YEAR ENDED SEPTEMBER 30, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                                 38,090    $     1,049,020             78,641    $     1,967,225
Shares issued to shareholders in
  reinvestment of distributions             52,829          1,443,289             28,878            680,655
Shares reacquired                         (143,649)        (4,107,913)          (166,608)        (4,232,769)
                                   ---------------    ---------------    ---------------    ---------------
    Net decrease                           (52,730)   $    (1,615,604)           (59,089)   $    (1,584,889)
                                   ===============    ===============    ===============    ===============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended March 31, 2000, was $26,411. The Fund had no significant borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                        SETTLEMENT           CONTRACTS TO                            CONTRACTS AT      NET UNREALIZED
                              DATE                DELIVER       IN EXCHANGE FOR             VALUE        DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------
Sales                    6/16/2000      JPY 6,519,479,220           $64,311,468       $62,090,278        $(2,221,190)

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

      JPY = Japanese Yen

At March 31, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

                       --------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) RESEARCH FUND

TRUSTEES                                  SECRETARY
J. Atwood Ives+ - Chairman and Chief      Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)            ASSISTANT SECRETARY
                                          James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner,
Hemenway & Barnes (attorneys)             CUSTODIAN
                                          State Street Bank and Trust Company
William J. Poorvu+ - Adjunct
Professor, Harvard University             INVESTOR INFORMATION
Graduate School of Business               For information on MFS mutual funds,
Administration                            call your investment professional or,
                                          for an information kit, call toll
Charles W.Schmidt+ - Private Investor     free: 1-800-637-2929 any business
                                          day from 9 a.m. to 5 p.m. Eastern
Arnold D. Scott* - Senior Executive       time (or leave a message anytime).
Vice President, Director, and
Secretary, MFS Investment Management      INVESTOR SERVICE
                                          MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and         P.O. Box 2281
Chief Executive Officer, MFS              Boston, MA 02107-9906
Investment Management
                                          For general information, call toll
Elaine R. Smith+ - Independent            free: 1-800-225-2606 any business
Consultant                                day from 8 a.m. to 8 p.m. Eastern
                                          time.
David B. Stone+ - Chairman,
North American Management Corp.           For service to speech- or
(investment adviser)                      hearing-impaired, call toll free:
                                          1-800-637-6576 any business day from
INVESTMENT ADVISER                        9 a.m. to 5 p.m. Eastern time. (To
Massachusetts Financial Services Company  use this service, your phone must be
500 Boylston Street                       equipped with a Telecommunications
Boston, MA 02116-3741                     Device for the Deaf.)

DISTRIBUTOR                               For share prices, account balances,
MFS Fund Distributors, Inc.               exchanges, or stock and bond
500 Boylston Street                       outlooks, call toll free:
Boston, MA 02116-3741                     1-800-MFS-TALK (1-800-637-8255)
                                          anytime from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                        World Wide Web
                                          www.mfs.com
ASSOCIATE DIRECTOR OF EQUITY RESEARCH
Alec C. Murray*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management33

MFS(R) RESEARCH FUND                                                ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS iNVESTMENT mANAGEMENT(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                MFR-3  5/00 497M  14/214/314/814